ANNUAL
                                     REPORT






                                   [RNC LOGO]













                               September 30, 1998

                                   [RNC LOGO]

                                TABLE OF CONTENTS


RNC MONEY MARKET FUND
         Shareholder Letter............................................      2
         Investment Portfolio..........................................      3
         Statement of Assets and Liabilities...........................      5
         Statement of Operations.......................................      6
         Statement of Changes in Net Assets............................      7
         Financial Highlights..........................................      8

RNC EQUITY FUND
         Shareholder Letter............................................      9
         Investment Portfolio..........................................     12
         Statement of Assets and Liabilities...........................     15
         Statement of Operations.......................................     16
         Statement of Changes in Net Assets............................     17
         Financial Highlights..........................................     18

RNC MUTUAL FUND GROUP, INC.
         Notes to Financial Statements.................................     19

                              RNC MONEY MARKET FUND

Dear Shareholders,

         We are pleased to provide you with the annual report for the fiscal year ended September 30, 1998.

         The Fund continues to exhibit favorable returns as measured by its peer group of First Tier Taxable Money Market Funds. This top tier group of funds only invests in the highest quality short-term investments. As of September 30, 1998, the gross seven day yield before expenses for the Fund was 5.61% (annualized) compared to an average yield of 5.59% for the other funds outlined as reported by IBC Financial Data, Inc. The Fund's SEC seven day yield on September 30, 1998 was 4.83%.

         During the past six months the global economic slowing and selective financial crisis abroad finally began to influence our domestic economy. The slowing in manufacturing and exports has been quite pronounced, however, the major impact was focused in the financial sector. The problems were associated with tighter credit policies which created a "liquidity crunch" for the leveraged hedge funds and certain broker/dealer arbitrage units and caused the Federal Open Market Committee ("FOMC") to lower interest rates.

         In this environment we continued to focus on quality and liquidity while being quite sensitive to the risk associated with each investment. As a result, we have broadened the types of instruments utilized to include a larger representation in government agencies and bankers' acceptance paper. Although these issues have somewhat lower yields, the protective characteristics and improved liquidity provide a good enhancement to the overall fund structure.

         Going forward, we believe the FOMC, under Chairman Greenspan's able leadership, will maintain their easing bias while focusing on our domestic economy. We feel that short-term interest rates will continue to vacillate beyond norms while trending to lower levels. Therefore, we continue to emphasize a longer maturity structure, which, on September 30, 1998 was 85 days.

         Thank you for expressing confidence in our ability to provide a benefit to you as a shareholder in the Fund. Please call us should you have any questions regarding the Fund or your account.

Sincerely,


/s/ Daniel J. Genter

DANIEL J. GENTER
President
RNC Mutual Fund Group, Inc.
RNC Capital Management LLC

                              RNC MONEY MARKET FUND


INVESTMENT PORTFOLIO AT SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------

              COMMERCIAL PAPER*: 46.7%
$1,320,000    Atlantis One Funding Corp., 5.49%, 11/12/98..........  $ 1,311,545
 1,500,000    Barton Capital Corp. (LOC Societe Generale),
                5.52%, 10/28/98......................................  1,493,790
 1,500,000    Centauri Corp., 5.54%, 10/15/98......................    1,496,769
 1,500,000    Cooperative Association of Tractor Dealers "A",
                5.50%, 11/3/98.......................................  1,492,438
 1,500,000    Edison Asset Securitization (LOC General Electric),
                5.54%, 10/1/98.......................................  1,500,000
 1,500,000    General Electric Capital Corp., 5.13%, 2/22/99.......    1,469,220
 1,500,000    General Motors Acceptance Corp., 5.52%, 10/6/98......    1,498,850
 1,653,000    Mercy Health Systems, 5.52%, 10/8/98.................    1,651,226
 1,022,000    Quincy Capital Corp. (LOC Bank of America),
                5.71%, 10/2/98.......................................  1,021,838
 1,500,000    Receivables Capital Corp. (LOC Bank of America),
                5.64%, 10/2/98.......................................  1,499,765
 1,500,000    Sydney Capital Corp., Inc., 5.55%, 10/23/98..........    1,494,913
                                                                     -----------
              Total Commercial Paper...............................   15,930,354
                                                                     -----------
              BANK OBLIGATIONS*: 10.1%
 1,500,000    Chase Manhattan Bank, NA, Bankers Acceptance,
              5.18%, 1/7/99........................................    1,478,848
 1,000,000    Citibank, NA, Bankers Acceptance, 5.37%,
              11/10/98.............................................      994,033
 1,000,000    First Chicago NBD, Bankers Acceptance, 5.30%,
              12/14/98.............................................      989,106
                                                                     -----------
              Total Bank Obligations...............................    3,461,987
                                                                     -----------
              FEDERAL AGENCY SECURITIES: 17.0%
   850,000    Federal National Mortgage Association, 5.12%,
              1/22/99..............................................      848,443
 3,075,000    Federal National Mortgage Association, 6.00%,
              10/21/99.............................................    3,075,781
 1,000,000    Federal Home Loan Bank, 5.30%, 11/18/98..............      999,394
   150,000    International Bank For Reconstruction &
              Development, 9.26%, 11/18/98.........................      150,684
   700,000    International Bank For Reconstruction &
              Development, 9.65%, 3/15/99..........................      712,056
                                                                     -----------
              Total Federal Agency Securities......................    5,786,358
                                                                     -----------

See accompanying notes to financial statements.

                              RNC MONEY MARKET FUND

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------

              CORPORATE BONDS: 19.9%
$  355,000    American General Corp., 7.70%, 10/15/99............... $   361,859
   600,000    Household International, 6.00%, 3/15/99...............     600,636
   380,000    HydroQuebec, 7.74%, 2/26/99...........................    382,721
   150,000    International Lease Finance Corp., 5.50%, 1/15/99.....     999,249
   810,000    Morgan Stanley Group, 6.125%, 1/5/99..................     810,810
   650,000    PepsiCo, Inc., 7.625%, 12/18/98.......................     652,686
 2,000,000    Salomon, Inc., 6.22%, 11/19/98........................   2,001,814
 1,000,000    Sears Roebuck & Co., 5.86%, 1/22/99...................   1,000,592
                                                                     -----------
              Total Corporate Bonds.................................   6,810,367
                                                                     -----------
              OVERNIGHT REPURCHASE AGREEMENT: 5.8%
 1,989,000    Seattle Northwest Government Repurchase Agreement,
              5.45%, dated 9/30/98,  due 10/1/98, collateralized
              by $2,125,000 par value ($2,034,900 market value)
              Federal Home Loan Mortgage Corporation, 7.125%, due
              7/21/99 (proceeds $1,989,297).........................   1,989,000
                                                                     -----------

              Total investment portfolio: 99.5%.....................  33,978,066
              Other assets less liabilities: 0.5%...................     155,589
                                                                     -----------
              Net assets: 100.00%................................... $34,133,655
                                                                     ===========

* Positions are purchased at a discount and do not bear a coupon interest rate. Rates shown are in effect on September 30, 1998. See accompanying notes to financial statements.



See accompanying notes to financial statements.

                              RNC MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investment portfolio (cost of $33,978,066)...................    $33,978,066
  Cash.........................................................            660
  Receivable for interest .....................................        249,954
  Other assets.................................................         74,393
                                                                   -----------
      Total assets.............................................     34,303,073
                                                                   -----------
LIABILITIES:
  Dividends payable............................................        149,297
  Investment advisory fees.....................................          8,597
  Other accrued expenses.......................................         11,524
                                                                   -----------
      Total liabilities........................................        169,418
                                                                   -----------
NET ASSETS (equivalent to $1.00 per share based on
  34,135,979 shares of capital stock outstanding...............    $34,133,655
                                                                   ===========


See accompanying notes to financial statements.

                              RNC MONEY MARKET FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Income interest...............................................     $2,152,083
                                                                    ----------
 Expenses:
   Advisory fees (Note 3)......................................        155,512
   Shareholders' Rule 12b-1 Plan expense (Note 3)..............         94,824
   Administration fees (Note 3)................................         40,000
   Professional fees...........................................         33,922
   Registration expense........................................         23,999
   Fund accounting expense.....................................         22,410
   Custodian fees..............................................         20,994
   Audit fees..................................................         14,001
   Transfer agent fees.........................................         11,116
   Printing & other fees.......................................          6,304
   Directors' fees.............................................          5,000
   Insurance fees..............................................            388
   Miscellaneous fees..........................................          5,000
                                                                    ----------
     Total expenses............................................        433,470
     Less: expenses waived (Note 3)............................       (146,007)
                                                                    ----------
     Net expenses..............................................        287,463
                                                                    ----------

   Net investment income ......................................      1,864,620
                                                                    ----------
   Net increase in net assets resulting from operations .......     $1,864,620
                                                                    ==========



See accompanying notes to financial statements.

                              RNC MONEY MARKET FUND


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                Year Ended          Year Ended
                                                 September           September
                                                 30, 1998            30, 1997
--------------------------------------------------------------------------------

Net increase in net assets resulting
 from operations...........................  $   1,864,620        $   2,131,026
                                             -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 From net investment income................     (1,867,023)          (2,131,026)
                                             -------------        -------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold.................    171,813,189          168,807,286
 Proceeds from shares reinvested...........        309,427              382,687
 Cost of shares redeemed...................   (182,556,191)        (162,364,004)
                                             -------------        -------------
     Total increase (decrease) from
      capital share transactions...........    (10,433,575)           6,825,969
                                             -------------        -------------
     Total increase (decrease) in
      net assets...........................    (10,435,978)           6,825,969

NET ASSETS:
Beginning of the year......................     44,569,633           37,743,664

End of year ...............................  $  34,133,655        $  44,569,633
                                             =============        =============
CHANGE IN SHARES:
Shares sold ...............................    171,813,189          168,807,208
Shares reinvested..........................        309,427              382,687
Shares redeemed............................   (182,556,191)        (162,364,004)

Net increase (decrease)....................    (10,433,575)           6,825,891
                                             =============        =============

See accompanying notes to financial statements.

                              RNC MONEY MARKET FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

------------------------------------------------------------------------------------------------------
                                                             For the Year Ended September 30,
------------------------------------------------------------------------------------------------------

                                                   1998        1997        1996        1995       1994
                                                   ----        ----        ----        ----       ----
Net asset value at beginning of year...........  $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                 -------     -------    -------     -------     -------
Income from investment operations:
  Net investment income........................     .049        .049       .047        .051        .032

Less distributions:
  From net investment income...................    (.049)      (.049)     (.047)      (.051)      (.032)
                                                 -------     -------    -------     -------     -------

Net asset value at end of year.................  $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                 =======     =======    =======     =======     =======

Total return...................................     4.99%       5.01%      4.70%       5.10%       3.20%

Ratios/supplemental data:

Net assets, end of year (000's)................  $34,134     $44,570    $37,744     $31,066     $43,686

Ratio of expenses to average net assets:
  After expense waiver.........................     0.76%       0.70%      0.90%       0.80%       0.70%

Ratio of net investment income to
  average net assets (net of expense waiver)...     4.92%       4.90%      4.70%       5.00%       3.20%

See accompanying notes to financial statements.

                                 RNC EQUITY FUND

Dear Shareholders,

         As the President and CEO of RNC Capital Management LLC, the Advisor for the RNC Equity Fund, I would like to thank you for your continued participation in the Fund. The following report contains a summary of the performance of the Fund for the year ended September 30, 1998. In addition, you will find financial statements that include the holdings of the Fund as well as all expenses incurred by the Fund as of September 30, 1998.

         Unlike the previous semi-annual letter detailing the Fund's excellent growth in assets through market appreciation and contributions, I am unable to report similar increases in assets due primarily to the stock market which has undergone a sharp correction within the past few months, that, in many respects, resembles a Bear market. To summarize, the stock market continued to climb to new highs from the end of March right up until mid-July in response to lower inflation and interest rates. Then, increasing concerns over valuation levels and the impact of emerging market devaluations caused a dramatic shift from a bullish sentiment to a bearish sentiment and a precipitous 19% decline in the S&P 500. Despite the setback suffered by the Fund in the third quarter, over the past twelve months, the Fund has enjoyed significant growth in assets both from new participants as well as some modest appreciation. For the fiscal year ended September 30, 1998, the Fund appreciated 2.7%, which compares favorably with the negative .06% return for the average Growth and Income Fund and even more favorably with the more aggressive Growth Fund which recorded a negative 1.5% return over the same period according to Lipper Analytical Services.

         While no one event triggered the abrupt shift from bullishness to bearishness, the uncertainty of future profit growth, particularly as the Asian recession deepened, as well as the shocking Russian debt moratorium, stimulated anxiety throughout the capital markets. Also, with Price/Earnings ratios rising to 25x estimated earnings and 29x trailing earnings, both of which represent historical highs, the stock market had little room for disappointment. In addition, the fear of emerging market currencies, particularly in Latin America, plus the possibility of a U.S. recession as a result of the global economic turmoil, all loomed ominously. Prior to July, the market, had overlooked these concerns and focused primarily on the strong domestic economy and unrealistically high profit forecasts for this year and next. The result was a flight of capital from more volatile assets, such as common stocks, to the safer havens of U.S. Treasury obligations. The impact on the broad market was deeply felt as the S&P 500 declined just over 19% from its mid-July peak to a low point reached on August 31, 1998. During this same period, the average New York Stock Exchange listed stock suffered a much greater loss of 35%, while the Russell 2000 (a proxy for small-cap stocks), after peaking in April, fell over 31%. As a point of reference, declines of this magnitude had not been seen since the Bear market of 1990. As the degree of deterioration for these indices indicate, there was nowhere for equity investors to hide. In the third quarter alone, the average U.S. stock fund declined 15%, small-cap funds fared even worse with an average loss of 21% and emerging market funds lost a crushing 23.5% on average according to Lipper Analytical Services.

         While our previous shareholder letter referred to the possibility of an outside event occurring which would alter the direction of the market, and perhaps occasion another correction similar to October 1997, the actual degree of decline to which the market plunged over a relatively brief period was neither expected nor, of course, welcomed. Furthermore, heightened volatility resulted in wide daily fluctuations in the market causing stress on a number of individual positions, not to mention the psyche of most investors. Throughout this turbulent

                                 RNC EQUITY FUND

period, we have remained virtually fully invested while seeking to take advantage of pricing in efficiencies that typically occur during sharp corrections. As a result, the turnover of the Fund has increased somewhat as new positions were established in several attractively priced issues and proceeds were raised by reducing position sizes of several issues or, in the case of two holdings (Avnet and Halliburton), sold outright. Currently, the ten largest holdings in the Fund equal approximately 34% of the Fund's assets.

         While volatility promises to be a regular occurrence for this market, with many trading days exceeding one percent or more in either direction, at this juncture it appears that the worst of the decline may be over. The Federal Reserve's intervention in the form of a 25 basis point rate cut on September 29, 1998 may well have forestalled a credit crunch as well as a domestic recession. The equity market, in response to the rate cut, bottomed and resumed its upward climb and is even now approaching its old highs. The longer-term outlook remains somewhat clouded by the lack of earnings growth expected for the remainder of this year and next year. Additional Fed rate reductions, continued benign inflation, the absence of a recession, and some progress in addressing global concerns will certainly be necessary if the market is to resume and sustain its long-term uptrend and not just be confined to a wide trading and not just be confined to a wide trading range over the next few months. (While this report is centered on the fiscal year ending September 30, 1998, we would be remiss not to mention that the Federal Reserve has lowered rates twice more in the past six weeks following the initial cut, clearly sending a message to the capital markets that a U.S. recession just is not acceptable even if the economic conditions in Asia and various emerging markets remain precarious). Finally, based on the assumption that the relatively brief but painful Bear market is behind us, and in conjunction with our general approach of staying fully invested, we are maintaining a low cash position while aggressively seeking out mispriced securities. At all times, our stock selection remains focused on identifying superior earnings companies with well above average long-term potential selling at reasonable valuations. Our objective, as always, is capital appreciation within a framework of reasonable market risk.

         Once again, thank you for your ongoing participation in the RNC Equity Fund. It is periods of market turmoil such as we have experienced over the past several months that prove the premise that consistent long-term participation in the market is required in order to achieve long-term objectives.

         If you have any questions regarding your investment in the Fund, please contact us at your convenience.

Sincerely,


/s/ Daniel J. Genter

DANIEL J. GENTER
President
RNC Mutual Fund Group, Inc.
RNC Capital Management LLC

                                 RNC EQUITY FUND


           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                  IN THE RNC EQUITY FUND AND THE S&P 500 INDEX


                          Average Annual Total Returns
                        Periods Ended Septembet 30, 1998
                       1 Year...................... 2.68%
                       Inception (11/1/96)......... 13.34%


                                   RNC Equity Fund            S&P 500
                                   ---------------            -------
                11/1/96               $10,000                 $10,000
               12/31/96                10,117                  10,525
                3/31/97                10,233                  10,758
                6/30/97                11,667                  12,577
                9/30/97                12,375                  13,460
               12/31/97                12,917                  13,789
                3/31/98                14,427                  15,655
                6/30/98                14,670                  16,111
                9/30/98               $12,707                 $14,451


Past performance is not predictive of future performance.

                                 RNC EQUITY FUND

INVESTMENT PORTFOLIO AT SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
Shares         COMMON STOCKS: 97.5%                                 Market Value
--------------------------------------------------------------------------------

              AEROSPACE: 1.1%
2,000         Boeing Company.....................................      $ 68,625
                                                                       --------
              AUTO: 3.1%
4,300         Ford Motor Company.................................       201,831
                                                                       --------
              BANKING: 8.3%
7,300         Bank of New York Co................................       199,838
3,400         Chase Manhattan Corp...............................       147,050
5,600         Norwest Corp.......................................       200,550
                                                                       --------
                                                                        547,438
                                                                       --------
              BEVERAGES: 2.1%
4,700         PepsiCo. Inc.......................................       138,356
                                                                       --------
              CAPITAL GOODS: 3.0%
2,500         General Electric Co................................       198,906
                                                                       --------
              CHEMICALS: 2.6%
2,000         Dow Chemical Company...............................       170,875
                                                                       --------
              COMPUTERS & PERIPHERALS: 7.2%
3,400         HewlettPackard Company.............................       179,988
2,300         International Business Machines Corp...............       294,400
                                                                       --------
                                                                        474,388
                                                                       --------
              COMPUTER SOFTWARE & SERVICES: 1.1%
3,100         First Data Corp....................................        72,850
                                                                       --------
              CONSUMER PRODUCTS: 4.1%
5,200         Avon Products, Inc.................................       145,925
1,700         Procter & Gamble Company...........................       120,594
                                                                       --------
                                                                        266,519
                                                                       --------
              DIVERSIFIED MANUFACTERS: 3.5%
4,100         Tyco International Ltd.............................       226,525
                                                                       --------

See accompanying notes to financial statements.

                                 RNC EQUITY FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

              DRUGS: 20.0%
3,400         Alza Corporation.................................      $  147,475
2,700         American Home Products Corp......................         141,413
7,000         HBO & Co.........................................         202,125
2,800         Johnson & Johnson Company........................         219,100
3,000         Lilly (Eli) & Co.................................         234,938
1,800         Pfizer, Inc......................................         190,687
1,700         ScheringPlough Corp..............................         176,056
                                                                      ---------
                                                                      1,311,794
                                                                      ---------
              ENTERTAINMENT: 2.4%
6,300         The Walt Disney Company..........................         159,469
                                                                      ---------
              FINANCIAL SERVICES: 6.5%
6,000         MBNA Corp........................................         171,750
6,800         Travelers, Inc...................................         255,000
                                                                      ---------
                                                                        426,750
                                                                      ---------
              FOOD  MISCELLANEOUS/DIVERSIFIED: 3.0%
4,000         Bestfoods........................................         193,750
                                                                      ---------
              INSURANCE: 5.4%
3,900         Hartford Financial Services Group................         185,006
3,450         Marsh & McLennan Companies.......................         171,637
                                                                      ---------
                                                                        356,643
                                                                      ---------
              MISCELLANEOUS: 2.3%
4,500         ITT Industries, Inc..............................         152,437
                                                                      ---------
              PETROLEUM: 5.4%
2,000         Chevron Corp.....................................         168,125
3,000         Texaco, Inc......................................         188,063
                                                                      ---------
                                                                        356,188
                                                                      ---------
              RAW MATERIALS: 2.3%
2,800         PPG Industries...................................         152,775
                                                                      ---------

See accompanying notes to financial statements.

                                 RNC EQUITY FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

              RECREATIONAL: 3.4%
7,000         Carnival Corp., Class A............................   $  222,687
                                                                    ----------
              RETAILING: 3.9%
3,500         Lowe's Co., Inc....................................      111,344
2,800         May Department Stores Company......................      144,200
                                                                    ----------
                                                                       255,544
                                                                    ----------
              TOYS: 1.3%
3,000         Mattel Inc.........................................       84,000
                                                                    ----------
              TELECOMMUNICATIONS SERVICES: 5.5%
2,600         BellSouth Corp.....................................      195,650
3,000         GTE Corp...........................................      165,000
                                                                    ----------
                                                                       360,650
                                                                    ----------
              Total Common Stocks (cost $5,966,133)..............    6,399,000
                                                                    ----------
 Principal
  Amount      REPURCHASE AGREEMENT: 4.0%
--------------------------------------------------------------------------------
$265,000      Star Bank Repurchase Agreement, 4.9%, dated 9/30/98,
              due 10/1/98, collateralized by $273,070 GNMA, 6.5%,
              due 2/20/24, (proceeds $265,036) (cost $265,000)....     265,000
                                                                    ----------

              Total Investments: 101.5% (cost $6,231,133+)........   6,664,000
              Liabilities in excess of Other Assets: (1.5)%.......    (101,685)
                                                                    ----------
              Total Net Assets: 100.0%............................  $6,562,315
                                                                    ==========
+ Cost for Federal income tax purposes is the same.

              Net unrealized appreciation consists of:
              Gross unrealized appreciation.......................  $  773,469
              Gross unrealized depreciation.......................    (340,602)
                                                                    ----------
                 Net unrealized appreciation......................  $  432,867
                                                                    ==========

See accompanying notes to financial statements.

                                 RNC EQUITY FUND


STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at value (cost $6,231,133)...........   $6,664,000
                                                                    ----------
 Cash............................................................          120
 Receivables for dividends and interest..........................        7,409
 Deferred organizational costs, net (Note 2).....................       24,177
 Other assets....................................................       18,300
                                                                    ----------
    Total assets.................................................    6,714,006
                                                                    ----------
LIABILITIES:
 Payable:
   For securities purchased......................................       55,838
   Fund shares redeemed..........................................        6,807
 Due to advisor (Note 2).........................................       36,263
 Accrued 12b-1 expenses (Note 3).................................        4,004
 Other accrued expenses..........................................       48,258
                                                                    ----------
    Total liabilities............................................      151,170
                                                                    ----------

NET ASSETS  .....................................................   $6,562,836
                                                                    ==========

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($6,562,836/431,410 shares outstanding; 500,000,000
    shares authorized with $0.01 par value)......................   $    15.21
                                                                    ==========

SOURCES OF NET ASSETS:
 Paid in capital.................................................   $6,202,081
 Accumulated net investment income...............................        9,504
 Accumulated net realized loss on investments....................      (81,616)
 Net unrealized appreciation of investments......................      432,867
                                                                    ----------
    Net assets...................................................   $ 6,562,836
                                                                    ===========

See accompanying notes to financial statements.

                                 RNC EQUITY FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Income
   Dividends......................................................... $  78,566
   Interest..........................................................     8,530
                                                                      ---------
      Total investment income........................................    87,096
                                                                      ---------

 Expenses
   Advisor fees (Note 3).............................................    51,010
   Administration fees (Note 3)......................................    40,000
   Professional fees.................................................    14,984
   Audit fees........................................................    14,001
   Fund accounting expense...........................................    10,262
   Shareholders' Rule 12b-1 Plan expense (Note 3)....................    12,980
   Transfer agent fees...............................................     9,600
   Custodian expense.................................................     8,934
   Amortization of deferred organizational costs (Note 2-F)..........     7,823
   Directors fees....................................................     5,344
   Registration expense..............................................     5,598
   Printing expenses.................................................     1,418
   Insurance expense.................................................       125
   Miscellaneous expense.............................................     3,927
                                                                      ---------
      Total expenses.................................................   186,006
      Less: expenses waived and reimbursed (Note 3)..................  (100,606)
                                                                      ---------
      Net expenses...................................................    85,400
                                                                      ---------

   NET INVESTMENT INCOME ............................................     1,696
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized loss on investments....................................   (62,752)
 Net change in unrealized depreciation of investments for the year...   (12,682)
                                                                      ---------
      Net realized and unrealized loss on investments................   (75,434)
                                                                      ---------

       Net decrease in Net Assets Resulting from Operations ......... $ (73,738)
                                                                      =========

See accompanying notes to financial statements.

                                 RNC EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------
                                                      For the Year        November 1, 1996*
                                                         Ended                through
                                                   September 30, 1998   September 30, 1997
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income............................    $     1,696           $     5,645
Net realized loss on investments.................        (62,752)              (18,864)
Net change in unrealized appreciation
 (depreciation) of investments...................        (12,682)              445,549
                                                     -----------           -----------
      Net increase (decrease) in net
       assets resulting from operations..........        (73,738)              432,330
                                                     -----------           -----------
Distributions to shareholders from
  net investment income..........................        (12,776)                    0
                                                     -----------           -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold.......................      3,860,678             3,240,812
 Net asset value of shares issued on
  reinvestment of distributions..................         12,775                     0
 Cost of shares redeemed.........................       (742,171)             (155,074)
                                                     -----------           -----------
      Total increase from capital share
       transactions..............................      3,131,282             3,085,738
                                                     -----------           -----------
      Total increase in net assets...............      3,044,768             3,518,068
                                                     -----------           -----------
NET ASSETS:

Beginning of the period..........................      3,518,068                     0
                                                     -----------           -----------
End of period (including undistributed
  net investment income of $9,504 and
  $5,645, respectively)..........................    $ 6,562,836           $ 3,518,068
                                                     ===========           ===========
CHANGE IN SHARES:
Shares sold .....................................        237,937               248,230
Shares issued on reinvestment of distributions...            789                     0
Shares redeemed..................................        (44,180)              (11,366)
                                                     -----------           -----------
      Net increase...............................        194,546               236,864
                                                     ===========           ===========

* Commencement of operations.

See accompanying  notes to financial  statements.

                                 RNC EQUITY FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------------------
                                                      For the Year        November 1, 1996*
                                                         Ended                through
                                                   September 30, 1998   September 30, 1997
-------------------------------------------------------------------------------------------

Net asset value at beginning of period...........     $ 14.85                 $12.00
                                                      -------                 ------
Income from investment operations:
  Net investment income..........................         .01                    .02
  Net realized and unrealized gain on
   investments...................................         .39                   2.83
                                                      -------                 ------
Total from investment operations.................         .40                   2.85
                                                      -------                 ------
Less distributions:
  From net investment income.....................        (.04)                   .00
                                                      -------                 ------

Net asset value at end of period.................     $ 15.21                 $14.85
                                                      =======                 ======

Total return.....................................       2.68%                  23.75%++

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's omitted)........     $6,562                  $3,518

Ratio of expenses to average net assets:
  Before expense reimbursement...................       3.57%                   8.50%+
  After expense reimbursement....................       1.64%                   1.65%+

Ratio of net investment income (loss) to
average net assets:
  Before expense reimbursement...................      (1.90%)                 (6.53%)+
  After expense reimbursement....................       0.03%                   0.32%+

Portfolio turnover rate..........................      20.00%                  38.00%

*  Commencement of operations.

+  Annualized.

++ Not annualized.

See accompanying notes to financial statements.

                           RNC MUTUAL FUND GROUP, INC.


NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION

      The RNC Mutual Fund Group, Inc. (the "Group"), is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company, with two diversified funds: The RNC Equity Fund (the "Equity Fund") and the RNC Money Market Fund (the "Money Fund"), formerly the RNC Liquid Assets Fund, Inc., (collectively the "Funds"). The Equity Fund began operations on November 1, 1996. The investment objective of the Equity Fund is to seek above-average total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity securities. The Money Fund's investment objective is high current income consistent with preservation of capital and liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Directors. For the Equity Fund short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Money Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

          Short-term portfolio securities for the Money Fund are valued using the amortized cost method, which approximates market value.

     B. Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of September 30, 1998, the Equity Fund had realized capital losses of $38,897 to offset future net capital gains through fiscal year ended 2005.

     C. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                          RNC MUTUAL FUND GROUP, INC.

--------------------------------------------------------------------------------

     D. Repurchase Agreements. Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of collateral by the Funds may be delayed or limited.

     E. Expenses. Expenses that are related to one of the Funds are charged directly to that fund. Other operating expenses of the fund are allocated to the Funds on the basis of relative net assets.

     F. Deferred Organization Costs. The Equity Fund has incurred expenses of $39,116 in connection with the organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Equity Fund commenced operations.

     G. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      For the year ended September 30, 1998, RNC Capital Management LLC (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Equity Fund and 0.41% based upon the average daily net assets for the Money Fund. For the year ended September 30, 1998, the Equity Fund incurred $51,010 in advisory fees and the Money Fund incurred $155,512 for the year ended September 30, 1998. RNC voluntarily waived a portion of the Money Fund advisory fee, which amounted to $51,183 or 0.13% of the Money Fund's average daily net assets.

      The Funds are responsible for their own operating expenses. The Advisor may reduce its fees or make reimbursement to the Funds at any time in order to reduce the Funds' expenses. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Funds' obligation are subject to reimbursement by the Funds provided the Funds are able to effect such reimbursement and remain in compliance with applicable laws. During the year ended September 30, 1998 the Advisor reimbursed the Equity Fund $100,606 in fees and expenses.

      Investment Company Administration Corporation (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of

                           RNC MUTUAL FUND GROUP, INC.

--------------------------------------------------------------------------------

the Funds expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

         Under $40 million          $40,000
         $40 to $100 million        0.10% of average daily net assets
         $100 to $200 million       0.05% of average daily net assets
         Over $200 million          0.03% of average daily net assets

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor receives no fees for its services and is an affiliate of the Administrator.

      The Funds have adopted a Shareholder Rule 12b-1 Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of the Funds. The Equity Fund incurred $12,980 in Plan expenses for the year ended September 30, 1998. The Distributor waived all fees totaling $94,824 for the year ended September 30, 1998, in its capacity of Shareholder Servicing Agent for the Money Fund.

      Certain officers of the Fund are officers and/or directors of the Administrator and Distributor.

4. PURCHASES AND SALES OF SECURITIES

      Purchases and the proceeds from the sales of securities, other than short-term investments, for the year ended September 30, 1998 were $4,107,491 and $1,008,669 respectively for the Equity Fund.

5. CHANGE IN ADVISOR

      On March 31, 1998, Bank Austria America, the indirect holding company for the Funds' Adviser, RNC Capital Management Co. ("RNC"), sold its interest in RNC to a new limited liability company formed by the Adviser's chief executive officer. On April 7, 1998, the Funds' shareholders approved a new Investment
Advisory Agreement between the Funds and RNC Capital Management LLC as part of the acquisition of RNC.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of RNC Mutual Fund Group, Inc.

      We have audited the accompanying statement of assets and liabilities of the RNC Mutual Fund Group, Inc. composed of the RNC Money Market Fund and the RNC Equity Fund, including the investment portfolio, as of September 30, 1998, and the related statements of operations, the statement of changes in net assets, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RNC Money Market Fund and the RNC Equity Fund as of September 30, 1998, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented herein, in accordance with generally accepted accounting principles.


                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 30, 1998

                                     ADVISER
                           RNC Capital Management LLC
                            11601 Wilshire Boulevard
                                   25th Floor
                          Los Angeles, California 90025


                                    CUSTODIAN
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                            Hauppuage, New York 11788


                                  LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


                                    AUDITORS
                              Tait, Weller & Baker
                       Eight Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103